LVIP Franklin Templeton Multi-Asset Opportunities Fund
(Standard and Service Class)
Summary Prospectus
May 1, 2014
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at www.LincolnFinancial.com/lvip. You can also get this information at no cost by calling 877 ASK LINCOLN (877-275-5462) or by sending an e-mail request to callcenter@LFG.com. The Fund’s Prospectus and Statement of Additional Information, both dated May 1, 2014, are incorporated by reference into this Summary Prospectus.
Investment Objective
The investment objective of the LVIP Franklin Templeton Multi-Asset Opportunities Fund (the “Fund”) is to seek long-term growth of capital.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy and hold shares. This table does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher.
Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)	Standard Class	Service Class
Management Fee	0.75%	0.75%
Distribution and/or Service (12b-1) fees	None	0.25%
Other Expenses[1]	0.26%	0.26%
Acquired Fund Fees and Expenses (AFFE)[1]	0.33%	0.33%
Total Annual Fund Operating Expenses (including AFFE)	1.34%	1.59%
Less Fee Waiver and Expense Reimbursement[2]	(0.44%)	(0.44%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.90%	1.15%
[1] Other expenses and AFFE are based on estimates for the current fiscal year.
[2] Lincoln Investment Advisors Corporation (the “adviser”) has contractually agreed to waive the following portion of its advisory fee: 0.28% of the Fund’s average daily net assets. The adviser has also contractually agreed to reimburse the Fund to the extent that the Total Annual Fund Operating Expenses (excluding AFFE) exceed 0.57% of the Fund’s average daily net assets for the Standard Class (and 0.82% for the Service Class). Both agreements will continue at least through April 30, 2015 and cannot be terminated before that date without the mutual agreement of the Fund’s board of trustees and the adviser.
Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated if you invest $10,000 in the Fund’s shares. The example also assumes that the Fund provides a return of 5% a year and that operating expenses remain the same. This example reflects the net operating expenses with fee waiver and expense reimbursement for the one-year contractual period and the total operating expenses without fee waiver and expense reimbursement for the remaining time period shown below. Your actual costs may be higher or lower than this example. This example does not reflect any variable contract expenses. If variable contract expenses were included, the expenses shown would be higher. The results apply whether or not you redeem your investment at the end of the given period.
	1 year	3 years
Standard Class	$ 92	$381
Service Class	$117	$459
Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. The Fund had not yet commenced operations as of the most recent fiscal year end. Thus, no portfolio turnover rate has been provided.
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Principal Investment Strategies
The Fund seeks to achieve its investment objective by allocating its assets primarily to global equities. The Fund may also invest up to 50% of its assets in fixed income investments, and the Fund may invest up to 15% of its assets in alternative investment strategies, such as but not limited to, a Hedge Fund Replication Strategy and a Risk Premia Strategy, each of which is described below. The Sub-Adviser has overall responsibility for the Fund’s investments.
The Fund may invest in a wide range of securities and other investments, including, but not limited to: (i) U.S. and foreign (including emerging markets) equity securities, including common stocks, preferred stocks, convertible securities, rights and warrants; (ii) other pooled investment vehicles, including open-end or closed-end investment companies, exchange-traded funds, unit investment trusts, domestic or foreign private investment pools (including investment companies not registered under the Investment Company Act of 1940, as amended, such as hedge funds) which may be managed by the Sub-Adviser or its affiliates; (iii) debt securities including bonds, notes, debentures, banker’s acceptances and commercial paper; (iv) loans and loan participations; (v) mortgage-backed or asset-backed securities, including collateralized debt obligations; (vi) certain structured notes and financial and derivative instruments, including total return swaps and futures contracts; and (vii) cash or cash-related instruments.
Investment Strategy
The Sub-Adviser is responsible for day-to-day management of the Fund. The Sub-Adviser aims to allocate assets among various strategies and select among strategies that it believes are well-positioned to capture unique investment opportunities. The Fund may gain exposure to investment strategies by allocating assets to an investment management team utilizing such strategy or by investing in a publicly or privately offered investment vehicle.
The Sub-Adviser intends to primarily allocate the Fund’s assets to the strategies discussed below. The allocations are subject to change at any time at the discretion of the Sub-Adviser. The descriptions of such investment strategies are subjective, are not complete descriptions of any strategy and may differ from classifications made by other investment firms that implement similar investment strategies. In the future, the Sub-Adviser may also determine to allocate the Fund’s assets to investment strategies not described herein. The Sub-Adviser may allocate the Fund’s assets to investment strategies for which its affiliates provide advisory or subadvisory services or to investment vehicles that are advised by its affiliates.
Global Equity Strategy. The Sub-Adviser currently intends to allocate a portion of the Fund’s assets to a global equity strategy. The global equity strategy, under normal market conditions, invests primarily in the equity securities of companies located anywhere in the world, including emerging markets. These equity securities are primarily common stock, and may include securities of smaller and midsize companies. Although this strategy searches for investments across a large number of countries and sectors, from time to time, based on economic conditions, this strategy may have significant positions in particular countries or sectors. When choosing equity investments for the strategy, this strategy applies a “bottom-up,” value-oriented, long-term approach, focusing on the market price of a company’s securities relative to the evaluation of the company’s long-term earnings, asset value and cash flow potential. This strategy also considers a company’s price/earnings ratio, price/cash flow ratio, profit margins and liquidation value.
Real Estate Strategy. The Sub-Adviser currently intends to allocate a portion of the Fund’s assets to a real estate strategy. The real estate strategy, under normal market conditions, invests most of its net assets in securities of companies located anywhere in the world that operate in the real estate sector, including: real estate investment trusts (REITs) and similar REIT-like entities domiciled outside the U.S.; companies qualifying under U.S. federal tax law as REITs; and companies that derive at least half of their assets or revenues from the ownership, management, development or sale of residential, or commercial real estate (such as real estate operating or service companies). When the level of assets allocated to the strategy is smaller, it may focus on U.S. investments rather than non-U.S. investments. The strategy may also invest in issuers engaged in businesses whose products and services are related to the real estate sector. The Sub-Adviser currently expects the strategy to be invested predominantly in equity securities. Although the strategy’s foreign currency exposure is not generally hedged, forward currency exchange contracts may be used from time-to-time to help manage currency risks and manage local currency exposure. This strategy’s stock selection process combines: bottom-up analysis of individual stock and real estate market fundamentals and top-down macro overlays to provide country/regional, property type, and company size perspectives in identifying international/local cyclical and thematic trends that it believes highlight investment opportunities.
Hedge Fund Replication Strategy. The Sub-Adviser currently intends to allocate a portion of the Fund’s assets to its hedge fund replication strategy. This strategy seeks to achieve investment returns over a full market cycle that approximate the risk and return characteristics of a diversified pool of hedge fund investments. The Hedge Fund Replication Strategy tries to achieve its investment objective by investing in a portfolio of instruments that the Sub-Adviser believes will provide exposure to the market risk (or beta) of a diversified pool of hedge fund investments based upon Sub-Adviser’s proprietary hedge fund index.
The Hedge Fund Replication Strategy is based on the belief that one can largely recreate the “beta” of a hedge fund index or other diversified pool of hedge fund investments. Beta, for these purposes, is the systemic return from the market and not a return from investment skill of one or more managers or “alpha.” The investment strategy seeks to provide the beta return of a benchmark hedge fund index, group of hedge fund indices or other large pool of hedge funds that is diversified across a large number of hedge fund
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managers, while providing a more liquid portfolio. Thus, by using derivative and other instruments to recreate the beta sensitivity profile of a hedge fund index or a diversified portfolio of hedge fund managers, as a group, the Hedge Fund Replication Strategy is attempting to approximate those returns.
The Hedge Fund Replication Strategy’s investment methodology is based on attempting to recreate the estimated beta profile of a diversified pool of hedge fund investments. The Hedge Fund Replication Strategy may seek to accomplish this by using Sub-Adviser’s proprietary algorithmic regression techniques in an attempt to infer the Sub-Adviser’s proprietary hedge fund index’s exposure to various risk factors or market exposures and then will invest in a portfolio of instruments designed to achieve exposure to those markets.
The Hedge Fund Replication Strategy intends to pursue its investment strategy by establishing long or short positions in a variety of market exposures, including but not limited to: U.S. and non-U.S. equity indices (including emerging markets), U.S. and non-U.S. fixed income indices, credit indices, interest rates, the U.S. dollar index, foreign currency exchange rates, and commodity indices.
The Hedge Fund Replication Strategy may invest in a variety of derivative and other instruments, including the following, seeking to achieve such market exposures: futures (including equity index futures, interest rate futures, bond futures, U.S. dollar index futures, and commodity futures), ETFs, swaps (including total return swaps on indices), listed options on indices, and such other instruments as Sub-Adviser determines in its discretion. The Hedge Fund Replication Strategy may also invest in U.S. government securities (including agency debentures) and other high quality debt securities, cash and cash equivalents.
Risk Premia Strategy. The Sub-Adviser may directly implement or allocate a portion of the Fund’s assets to risk premia strategies (“Risk Premia Strategy”). Risk premia investing seeks to access investable systematic strategies that have low correlation to traditional beta investments. These “alternative beta” strategies are designed to be liquid, transparent, and potentially offer an alternative source of return to complement a traditional asset class range. By designating a portion of the Portfolio to risk premia strategies, the Sub-Adviser is seeking to capture the excess return associated with each investment, while also enhancing the risk-return profile of the overall portfolio.
The Risk Premia Strategy may be accessed through over-the-counter derivative instruments, including, among others, structured notes and/or total return swaps. In addition, the Risk Premia Strategy may also invest in U.S. government securities (including agency debentures) and other high quality debt securities, cash, and cash equivalents.
The identity and number of investment strategies used by the Fund, and the amount of assets allocated among them, will change over time.
Principal Risks
All mutual funds carry a certain amount of risk.  Accordingly, loss of money is a risk of investing in the Fund. Here are specific principal risks of investing in the Fund:
•	Market Risk. The value of portfolio investments may decline. As a result, your investment in a fund may decline in value and you could lose money.
•	Asset Allocation Risk. With an asset allocation strategy, the amount invested in various asset classes of securities may change over time. Asset allocation risk could result in an allocation to an underperforming asset class.
•	Small and Medium-Cap Companies Risk. The value of securities issued by small and medium-sized companies may be subject to more abrupt market movements and may involve greater risks than investments in larger companies.
•	Short Sale Risk. Short sale strategies entail certain unique risks. Short sales involve the risk of loss by buying a security at a higher price than the price at which the Fund previously sold the security short. This would occur if the securities lender required the Fund to deliver the securities the Fund had borrowed at the commencement of a short sale and the Fund was unable to either purchase the security at a favorable price or to borrow the security from another securities lender. Because a loss on a short sale arises from increases in the value of the security sold short, such loss, like the price of the security sold short, is theoretically unlimited. It is possible that securities held long will decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for loss.
•	Interest Rate Risk. When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities. A fund with a longer average portfolio maturity or duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio maturity or duration.
•	Credit Risk. Credit risk is the risk that the issuer of a debt obligation will be unable or unwilling to make interest or principal payments on time. Credit risk is often gauged by “credit ratings” assigned by nationally recognized statistical rating organizations (“NRSROs”). A decrease in an issuer’s credit rating may cause a decline in the value of the issuer’s debt obligations. The credit quality of securities may deteriorate rapidly, which may impair the Fund’s liquidity and cause significant deterioration in net asset value (“NAV”).
•	Convertible Bond Risk. The market value of a convertible bond performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible bond usually falls. In addition, convertible bonds are subject to the risk that the
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issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Convertible bonds are also usually subordinate to other debt securities issued by the same issuer. Since it derives a portion of its value from the common stock into which it may be converted, a convertible bond is also subject to the same types of market and issuer risks that apply to the underlying security.
•	Asset-backed Securities Risk. Issuers of asset-backed securities may have limited ability to enforce the security interest in the underlying assets, and credit enhancements provided to support the securities, if any, may be inadequate to protect investors in the event of default. Like mortgage-backed securities, asset-backed securities are subject to prepayment and extension risks.
•	Below Investment Grade Bond Risk. Below investment grade bonds, otherwise known as high yield bonds (“junk bonds”), generally have a greater risk of principal loss than investment grade bonds. Below investment grade bonds are often considered speculative and involve significantly higher credit risk and liquidity risk. The value of these bonds may fluctuate more than the value of higher-rated debt obligations, and may decline significantly in periods of general economic difficulty or periods of rising interest rates and may be subject to negative perceptions of the junk bond markets generally and less secondary market liquidity.
•	Collateralized Debt Obligations (CDOs) Risk. The risks of an investment in a CDO depend largely on the type of collateral held by the special purpose entity (SPE) and the tranche of the CDO in which the Fund invests. Investment risk may also be affected by the performance of a CDO’s collateral manager (the entity responsible for selecting and managing the pool of collateral securities held by the SPE trust), especially during a period of market volatility. CDOs may be deemed to be illiquid securities and subject to the Fund’s restrictions on investments in illiquid securities. The Fund’s investment in CDOs will not receive the same investor protection as an investment in registered securities. In addition, prices of CDO tranches can decline considerably.
In addition to the normal risks associated with debt securities and asset backed securities (e.g., interest rate risk, credit risk and default risk), CDOs carry additional risks, such as: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or quality or go into default or be downgraded; (iii) the Fund may invest in tranches of a CDO that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer, difficulty in valuing the security or unexpected investment results.
•	Debt Securities Ratings Risk. The use of credit ratings in evaluating debt securities can involve certain risks, including the risk that the credit rating may not reflect the issuer’s current financial condition or events since the security was last rated by a rating agency. Credit ratings may be influenced by conflicts of interest or based on historical data that are no longer applicable or accurate. Recently, legislation and regulations to reform rating agencies have been proposed and may adversely impact the Fund’s investments or investment process.
•	Floating Rate Corporate Investments Risk. The floating rate corporate loans and corporate debt securities in which the Fund invests are often issued in connection with highly leveraged transactions. Such transactions include leveraged buyout loans, leveraged recapitalization loans, and other types of acquisition financing. Leveraged buyout loans are subject to greater credit risks than other investments including a greater possibility that the borrower may default or enter bankruptcy. Some of these loans may be “covenant lite” loans which do not include terms which allow the lender to control and track the performance of the borrower and declare a default if certain criteria are breached.
•	Impairment of Collateral Risk. The value of collateral securing a loan or other corporate debt security may decline after the Fund invests and there is a risk that the value of the collateral may not be sufficient to cover the amount owed to the Fund, or the collateral securing a loan may be found invalid, may be used to pay other outstanding obligations of the borrower under applicable law or may be difficult to sell.
•	Model and Data Risk. The Sub-Adviser relies heavily on quantitative models (both proprietary models developed by the Sub-Adviser, and those supplied by third parties) and information and data supplied by third parties (“Models and Data”). Models and Data are used to construct sets of transactions and investments, to provide risk management insights, and to assist in hedging investments. When Models and Data prove to be incorrect or incomplete, any decisions made in reliance thereon expose the Fund to potential risks. All models rely on correct market data inputs. If incorrect market data is entered into even a well-founded model, the resulting information will be incorrect.
•	Mortgage-Backed Securities Risk. The value of mortgage-backed securities (commercial and residential) may fluctuate significantly in response to changes in interest rates. During periods of falling interest rates, underlying mortgages may be paid early, lowering the potential total return (pre-payment risk). During periods of rising interest rates, the rate at which the underlying mortgages are pre-paid may slow unexpectedly, causing the maturity of the mortgage-backed securities to increase and their value to decline (maturity extension risk).
•	Prepayment Risk. Debt securities are subject to prepayment risk when the issuer can “call” the security, or repay principal, in whole or in part, prior to the security’s maturity. When the Fund reinvests the prepayments of principal it receives, it may receive a rate of interest that is lower than the rate on the called security, potentially lowering the Fund’s income, yield, and distributions to shareholders. Securities subject to prepayment may offer less potential for gains during a declining interest rate environment and have greater price volatility. Prepayment risk is greater in periods of falling interest rates.
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•	Unrated Debt Securities Risk. Unrated debt securities determined by the Sub-Adviser to be of comparable quality to rated securities which the Fund may purchase may pay a higher interest rate than such rated debt securities and be subject to a greater risk of illiquidity or price changes. Less public information is typically available about unrated securities or issuers.
•	Variable Rate Securities Risk. Variable rate securities (which include floating rate debt securities) generally are less sensitive to interest rate changes than fixed rate debt securities. However, the market value of variable rate debt securities may decline when prevailing interest rates rise if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, variable rate securities will not generally increase in market value if interest rates decline. However, when interest rates fall, there will be a reduction in the payments of interest received by the Fund from its variable rate securities. Floating rate securities may be rated below investment grade (such securities are commonly referred to as “junk bonds”). Limits on the aggregate amount by which a variable rate security’s interest rate may increase over its lifetime or during any one adjustment period can prevent the interest rate from ever adjusting to prevailing market rates.
•	Foreign Investments Risk. Foreign investments have additional risks that are not present when investing in U.S. investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Additionally, foreign investments include the risk of loss from foreign government or political actions including; for example, the imposition of exchange controls, confiscations and other government restrictions, or from problems in registration, settlement or custody. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers. Foreign investments may be less liquid and their prices more volatile than comparable investments in U.S. issuers.
•	Foreign Currency Risk. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time.
•	Currency Management Strategies Risk. Currency management strategies may substantially change the Fund’s exposure to currency exchange rates and could result in losses to the Fund if currencies do not perform as expected. In addition, currency management strategies, to the extent that they reduce the Fund’s exposure to currency risks, may also reduce the Fund’s ability to benefit from favorable changes in currency exchange rates. Using currency management strategies for purposes other than hedging further increases the Fund’s exposure to foreign investment losses. Currency markets generally are not as regulated as securities markets. In addition, currency rates may fluctuate significantly over short periods of time, and can reduce returns.
•	Sovereign Debt Risk. Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
•	Emerging Markets Risk. Companies located in emerging markets tend to be less liquid, have more volatile prices, and have significant potential for loss in comparison to investments in developed markets.
•	Derivatives Risk. Derivatives, such as futures, forwards, options and swaps, involve risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives prices can be volatile and may move in unexpected ways, especially in unusual market conditions. Some derivatives are particularly sensitive to changes in interest rates. In addition, there may be imperfect correlation between the price of the derivatives contract and the price of the underlying securities. Other risks include the potential inability to terminate or sell derivative positions. Further, losses could result if the counterparty to a transaction does not perform as promised. Derivative instruments may be “leveraged”, which may magnify or otherwise increase investment losses.
•	Commodities Risk. The Fund’s exposure to investments in physical commodities presents unique risks. Investing in physical commodities, including through commodity-linked derivative instruments such as commodity-linked total return swaps, commodity-linked futures, and options thereon, is speculative and can be extremely volatile. Market prices of commodities may fluctuate rapidly based on numerous factors, including: changes in supply and demand relationships (whether actual, perceived, anticipated, unanticipated or unrealized); weather; agriculture; trade; domestic and foreign political and economic events and policies; diseases; pestilence; technological developments; and monetary and other governmental policies, action and inaction. The current or “spot” prices of physical commodities may also affect, in a volatile and inconsistent manner, the prices of futures contracts in respect of the relevant commodity. Certain commodities are used primarily in one industry, and fluctuations in levels of activity in (or the availability of alternative resources to) one industry may have a disproportionate effect on global demand for a particular commodity. Moreover, recent growth in industrial production and gross domestic product has made China and other developing nations oversized users of commodities and has increased the extent to which certain commodities prices are influenced by those markets.
•	Event Driven Investments Risk. A merger or other restructuring, or a tender or exchange offer, proposed or pending at the time the Fund makes an event driven investment may not be completed on the terms or within the time frame contemplated, which may result in losses.
•	Investments in Investment Funds Risk. Investing in investment funds may be more costly to the Fund than if the Fund had invested in the underlying securities directly. Shareholders of the Fund will indirectly bear the fees and expenses (including management and advisory fees and other expenses) of the underlying investment funds.
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•	Liquidity Risk. Liquidity risk is the risk that holdings which are considered to be illiquid may be difficult to value. Illiquid holdings also may be difficult to sell, both at the time or price desired.
•	Multi-Manager Approach Risk. The Fund’s performance depends on the skill of the Sub-Adviser in selecting, overseeing, and allocating Fund assets to various investment managers, whose investment styles may not always be complementary. Such investment managers make investment decisions independently of one another, and may make decisions that conflict with each other. For example, it is possible that one investment manager may purchase a security for the Fund at the same time that another investment manager sells the same security, resulting in higher expenses without accomplishing any net investment result; or that several investment managers purchase the same security at the same time, without aggregating their transactions, resulting in higher expenses. Moreover, the Fund’s multi-manager approach may result in the Fund investing a significant percentage of its assets in certain types of securities, which could be beneficial or detrimental to the Fund’s performance depending on the performance of those securities and the overall market environment. The investment managers may underperform the market generally or underperform other investment managers that could have been selected for the Fund.
Some investment managers may have little or no experience managing registered investment companies which, unlike the private investment funds these investment managers have been managing, are subject to daily inflows and outflows of investor cash and are subject to certain legal and tax-related restrictions on their investments and operations. Subject to the overall supervision of the Fund’s investment program by the Sub-Adviser, each investment manager is responsible, with respect to the portion of the Fund’s assets it manages, for compliance with the Fund’s investment strategies and applicable law.
•	Regional Risks. Adverse conditions in a certain region or country can adversely affect securities of issuers in other countries whose economies appear to be unrelated. To the extent that the Fund invests a significant portion of its assets in a specific geographic region or a particular country, the Fund will generally have more exposure to the specific regional or country economic risks. In the event of economic or political turmoil or a deterioration of diplomatic relations in a region or country where a substantial portion of the Fund’s assets are invested, the Fund may experience substantial illiquidity or reduction in the value of the Fund’s investments.
•	Selection Risk. Selection Risk is the risk that the securities selected will underperform the markets, the relevant indices, or the securities selected by other funds with similar investment objectives and investment strategies.
•	Futures Risk. A futures contract is considered a derivative because it derives its value from the price of the underlying security or financial index. The prices of futures contracts can be volatile, and futures contracts may be illiquid. In addition, there may be imperfect or even negative correlation between the price of the futures contracts and the price of the underlying securities. Losses on futures contracts may exceed the amount invested.
•	Leverage Risk. Investment in certain derivatives, including certain futures contracts, may have the economic effect of creating financial leverage by creating additional investment exposure, as well as the potential for greater loss. Losses on derivatives may exceed the amount invested.
•	Real Estate Investment Trusts (REITs) Risk. REITs are pooled investment vehicles that own, and usually operate, income-producing real estate. Investing in real estate securities (including REITs) is subject to the risks associated with the direct ownership and development of real estate. These risks include declines in real estate values, fluctuations in rental income (due in part to vacancies and rates), increases in operating costs and property taxes, increases in financing costs or inability to procure financing, potential environmental liabilities and changes in zoning laws and other regulations.
Fund Performance
The Fund is expected to commence operations on or about May 1, 2014. Once the Fund has at least one calendar year of performance, a bar chart and performance table will be included in the prospectus. Please note that the Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
Investment Adviser and Sub-Adviser
Investment Adviser:    Lincoln Investment Advisors Corporation (“LIA”)
Investment Sub-Adviser:    Franklin Advisers, Inc. (“Sub-Adviser”) In managing the Fund, the Sub-Adviser utilizes sub-subadvisers that are also controlled by Franklin Resources, the parent company of the Sub-Adviser:  K2/D&S Management Co., L.L.C. (“K2”), Templeton Investment Counsel, LLC (“Templeton”), and Franklin Templeton Institutional, LLC.
Portfolio Managers	Company Title	Experience w/Fund
Thomas Nelson, CFA	Managing Director of Strategic Asset Allocation Research at Franklin Advisers, Inc.	Since May 2014
John Brooks Ritchey, Jr.	Senior Managing Director and Head of Portfolio Construction at K2	Since May 2014
Peter Nori, CFA	Executive Vice President of Templeton Investment Counsel, LLC	Since May 2014
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Purchase and Sale of Fund Shares
Fund shares are available as underlying investment options for variable life insurance and variable annuity products issued by The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and unaffiliated insurance companies. These insurance companies are the record owners of the separate accounts holding the Fund’s shares. You do not buy, sell or exchange Fund shares directly – you choose investment options through your variable annuity contract or variable life insurance policy. The insurance companies then cause the separate accounts to purchase and redeem Fund shares according to the investment options you choose. Fund shares also may be available for investment by certain funds of the Lincoln Variable Insurance Products Trust.
Tax Information
Because Fund shares are only sold through variable annuity contract or variable life insurance contracts (“variable contracts”) and are owned directly or indirectly by Lincoln Life, LNY and unaffiliated insurance companies, this prospectus does not discuss the income tax consequences at the contract owner level. The income tax consequences for the purchase of a variable contract are discussed in the prospectus of the variable contract.
Payments to Broker-Dealers and other Financial Intermediaries
Shares of the Fund are available only through the purchase of variable contracts issued by certain life insurance companies. Parties related to the Fund (such as the Fund's principal underwriter or investment adviser) may pay such insurance companies (or their related companies) for the sale of Fund shares and related services. These payments may create a conflict of interest and may influence the insurance company to include the Fund as an investment option in its variable contracts. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) for the sale and retention of variable contracts that offer Fund shares. These payments may create a conflict of interest by influencing the broker-dealers or other financial intermediaries to recommend variable contracts that offer Fund shares. The prospectus or other disclosure documents for the variable contracts may contain additional information about these payments, if any. Ask your salesperson or visit your financial intermediary's website for more information.
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